UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 8, 2005

                          --------------------------

                       WACHOVIA AUTO OWNER TRUST 2005-B
            (Exact name of registrant as specified in its charter)

                       POOLED AUTO SECURITIES SHELF LLC
                                  (Depositor)

                          --------------------------

           Delaware                  333-123387-01              20-3020010
(State or other jurisdiction          333-123387                52-2233151
      of incorporation)         (Commission File Number)        (IRS Employer
                                                            Identification No.)

                           301 South College Street
                        Charlotte, North Carolina 28288
          (Address of principal executive offices including zip code)

                                (704) 715-6030
             (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

                          --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

         On December 8, 2005, Wachovia Auto Owner Trust 2005-B (the "Trust") issued $351,000,000 of 4.48085% Class A-1 Asset Backed Notes, $572,000,000 of
4.82% Class A-2 Asset Backed Notes, $377,000,000 of 4.79% Class A-3 Asset Backed Notes, $348,000,000 of 4.84% Class A-4 Asset Backed Notes, $175,200,000 of 4.93% Class A-5 Asset Backed Notes and $76,800,000 of 5.14% Class B Asset Backed Notes (collectively, the "Notes"), pursuant to (i) a prospectus dated November 25, 2005 (the "Prospectus") along with the preliminary prospectus supplement, dated November 25, 2005, each filed with the Securities Exchange Commission pursuant to Rule 424(b)(3), and (ii) the Prospectus and the prospectus supplement, dated November 30, 2005, filed with the Securities Exchange Commission pursuant to Rule 424(b)(5), each relating to registration statement number 333-123387.

         In connection with such issuance, final copies of the Underwriting Agreement, the Amended and Restated Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Administration Agreement and the Receivables Purchase Agreement are attached as exhibits hereto.

Item 9.01.        Financial Statements and Exhibits.

                  (d) Exhibits. The exhibits filed in response to Item 601 of Regulation S-K are listed in the Exhibit Index.



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


                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      POOLED AUTO SECURITIES SHELF LLC



                                         By: /s/ Scott D. Weaver
                                             ---------------------------
                                                Scott D. Weaver
                                                Vice President


Dated:  December 14, 2005



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


                                 Exhibit Index
                                 -------------


Exhibit                 Description
-------                 -----------

Exhibit 1.1 Underwriting Agreement, dated November 30, 2005, by and among the Trust, Pooled Auto Securities Shelf LLC (the "Depositor") and the Underwriters named therein.

Exhibit 4.1 Indenture, dated as of December 1, 2005, by and between the Trust and U.S. Bank National Association (the "Indenture Trustee").

Exhibit 4.2 Amended and Restated Trust Agreement, dated as of December 1, 2005, by and between the Depositor and Wilmington Trust Company, as Owner Trustee.

Exhibit 99.1 Sale and Servicing Agreement, dated as of December 1, 2005, by and among the Trust, the Depositor and the Indenture Trustee.

Exhibit 99.2 Administration Agreement, dated as of December 1, 2005, by and among the Trust, the Depositor, the Indenture Trustee and Wachovia Bank, National Association, as Administrator.

Exhibit 99.3 Receivables Purchase Agreement dated as of December 1, 2005, by and between the Depositor and Wachovia Bank, National Association, as Seller.